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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 16, 2001


                        New Century Equity Holdings Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    000-28536               74-2781950
------------------------------   ------------------     ------------------------
 (State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File Number)          Identification No.)


   10101 Reunion Place, Suite 450, San Antonio, Texas           78216
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      (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (210) 302-0444


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On May 16, 2001, the Company announced that Princeton eCom Corporation ("Princeton") acquired Quicken Bill Manager from Intuit Inc. ("Intuit"). Quicken Bill Manager provides online bill presentment and payment services by processing payments for customers utilizing Intuit's Quicken personal financial management software. The Company currently owns approximately 43.6% of Princeton and accounts for its investments under equity accounting.

      Under the terms of the Acquisition Agreement, Princeton agreed to acquire the assets of Intuit's Quicken Bill Manager through the purchase of certain technologies from Intuit and all of the outstanding shares of Venture Finance Services Corp., a wholly owned subsidiary of Intuit. In exchange, Intuit will receive in February 2002, at Princeton's election, either an equity stake in Princeton equivalent to approximately 21 percent of Princeton's outstanding shares measured shortly after the transaction closes or cash. If elected, the cash payment would be made as a lump-sum payment in February 2002 equal to the value of the equity stake at that time, or in four annual installments, each equal in amount to the value of one-fourth of the equity stake at the time the payment is made.

ITEM 7.  FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)    Financial Information

                  It is impractical to provide the required financial statements of the business acquired by Princeton at the time of filing this Report. It is anticipated that such financial statements will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

     (b)    Pro Forma Financial Information

                  It is impractical to provide the required pro forma financial information with respect to the business acquired by Princeton at the time of filing this Report. It is anticipated that such financial information will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

     (c)    Exhibits

            EXHIBIT       DESCRIPTION
            -------       ------------
             99.1         Press Release, dated May 16, 2001



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NEW CENTURY EQUITY HOLDINGS CORP.



Date:  May 30, 2001                 By: /s/ DAVID P. TUSA
                                       --------------------------------------
                                       Name:  David P. Tusa
                                       Title: Senior Vice President,
                                              Chief Financial Officer and
                                              Corporate Secretary



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